Exhibit 10.2

CLOSING CONTRIBUTION, CONVEYANCE, ASSIGNMENT

AND ASSUMPTION AGREEMENT

This CLOSING CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of this 20th day of July, 2007 is entered into by and among SemGroup Energy Partners, L.P., a Delaware limited partnership (“MLP”), SemGroup Energy Partners G.P., L.L.C., a Delaware limited liability company (“GP”), SemGroup Holdings, L.P., a Delaware limited partnership (“Holdings”), SemCrude, L.P., a Delaware limited partnership (“SemCrude”), SemGroup, L.P., an Oklahoma limited partnership (“SemGroup”), and SemGroup Energy Partners Operating, L.L.C., a Delaware limited liability company (“OLLC”). MLP, GP, Holdings, SemCrude, SemGroup and OLLC are sometimes herein referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, GP and Holdings have formed MLP, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

1. SemGroup formed SemGroup Holdings G.P., L.L.C. (“Holding GP”) under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”).

2. Holding GP and SemGroup formed Holdings under the terms of the Delaware LP Act, and Holding GP contributed $0.01 and SemGroup contributed $999.99 in exchange for a 0.01% general partner interest and a 99.99% limited partnership interest, respectively, in Holdings.

3. Holdings formed GP under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the member interests in GP.

4. GP and Holdings formed MLP under the terms of the Delaware LP Act, and GP contributed $20.00 and Holdings contributed $980.00 in exchange for a 2% general partner interest and a 98% limited partner interest, respectively, in MLP.

5. MLP formed OLLC under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the member interests in OLLC.

6. SemCrude formed SemGroup Energy Partners, L.L.C. (“SGEP”) under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the member interests in SGEP.

7. SemCrude formed SemPipe G.P., L.L.C. (“SPGP”) under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the member interests in SPGP.

8. SemOperating G.P., L.L.C., an Oklahoma limited liability company, and a wholly-owned subsidiary of SemGroup (“SOGP”), conveyed its 0.5% general partner interest in SemPipe, L.P., a Texas limited partnership (“SemPipe”), to SPGP.

9. SemGroup conveyed its 99.5% limited partner interest in SemPipe to SGEP.

10. SemCrude conveyed all of the member interests in SPGP to SGEP.

11. SemCrude conveyed all of the Crude Oil Business Assets (as such term is defined in that certain Contribution, Conveyance, Assignment and Assumption Agreement dated as of May 23, 2007 by and among SOGP, SPGP, SemGroup, SGEP and SemCrude) to SGEP.

12. MLP, as the Borrower, entered into the Credit Agreement.

WHEREAS, as of the Effective Time (which is at least one (1) business day prior to the closing of the Offering), each of the following actions shall occur:

1. SemCrude will convey its entire member interest in SGEP to SemGroup.

2. SemGroup will convey its entire member interest in SGEP to Holdings as a capital contribution and Holdings will convey 2% of such interest to GP.

3. GP will convey to MLP its 2% member interest in SGEP in exchange for (a) 511,643 general partner units in MLP representing a 2% general partner interest in MLP and (b) the Incentive Distribution Rights.

4. Holdings will convey to MLP its 98% member interest in SGEP in exchange for 12,570,504 Subordinated Units representing a 49.1% limited partner interest in MLP and 12,500,000 Common Units representing a 48.9% limited partner interest in MLP.

5. MLP will convey to OLLC its entire member interest in SGEP as a capital contribution.

6. MLP will borrow $137.5 million (the “Debt”) under the terms of the Credit Agreement and MLP will, in turn, distribute those funds to Holdings, and Holdings will, in turn, distribute those funds to SemGroup.

7. The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above and as contained in this Agreement.

WHEREAS, at least one business day after the Effective Time, the public, through the Underwriters, will purchase from Holdings for $275,000,000 in cash, less the net amount of $16,843,750 payable to the Underwriters after taking into account the Underwriters’ discount of 6.125%, the structuring fee payable to CitiGroup Global Markets Inc. and the Underwriters’ reimbursement of certain expenses in connection with the Offering, in exchange for all of the Common Units owned by Holdings on such date (representing a 48.9% limited partner interest in MLP).

ARTICLE 1

Definitions

1.01 “Acquisition” means consummation of the transactions contemplated by the terms of this Agreement.

1.02 “Agreement” means this Closing Contribution, Conveyance and Assumption Agreement.

1.03 “Common Unit” has the meaning assigned to such term in the Partnership Agreement.

1.04 “Credit Agreement” means the Credit Agreement, dated as of July 20, 2007, among MLP, Wachovia Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, and the lenders party thereto.

1.05 “Debt” has the meaning assigned such term in the recitals.

1.06 “Effective Time” shall mean 8:00 a.m. New York, New York time on July 20, 2007.

1.07 “Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.

1.08 “MLP” has the meaning assigned to such term in the opening paragraph of this Agreement.

1.09 “Offering” means the offering by Holdings of the Common Units to the public in an underwritten public offering.

1.10 “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of MLP dated as of June 20, 2007.

1.11 “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.

1.12 “Underwriters” means CitiGroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., RBC Capital Markets, LLC, A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., Sanders Morris Harris Inc. and BOSC, Inc., a subsidiary of BOK Financial Corp.

ARTICLE 2

Contribution, Acknowledgments and Distributions

2.01 Distribution of the SGEP Interest by SemCrude to SemGroup. SemCrude hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to

SemGroup, its successors and assigns, for its and their own use forever, all right, title and interest in and to SemCrude’s entire member interest in SGEP, and SemGroup hereby accepts such member interest.

2.02 Contribution of the SGEP Interest by SemGroup to Holdings. SemGroup hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings, its successors and assigns, for its and their own use forever, all right, title and interest in and to SemGroup’s entire member interest in SGEP, as a capital contribution, and Holdings hereby accepts such member interest as a contribution to the capital of Holdings.

2.03 Contribution of the SGEP Interest by Holdings to GP. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to 2% of Holdings’ member interest in SGEP, as a capital contribution, and GP hereby accepts such member interest as a contribution to the capital of MLP.

2.04 Contribution of the SGEP Interest by GP to MLP. GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to GP’s 2% member interest in SGEP, as a capital contribution, in exchange for 511,643 general partner units representing a 2% general partner interest in MLP and the issuance of the Incentive Distribution Rights, and MLP hereby accepts such member interest as a contribution to the capital of MLP.

2.05 Contribution of the SGEP Interest by Holdings to MLP. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to Holdings’ 98% member interest in SGEP, as a capital contribution, in exchange for 12,570,504 Subordinated Units representing a 49.1% limited partner interest in MLP and 12,500,000 Common Units representing a 48.9% limited partner interest in MLP, and MLP hereby accepts such member interest as a contribution to the capital of MLP.

2.06 Contribution of the SGEP Interest by MLP to OLLC. MLP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to MLP’s entire member interest in SGEP as a capital contribution, and OLLC hereby accepts such member interest as a contribution to the capital of OLLC.

2.07 Incurrence of Debt by MLP. The parties acknowledge the incurrence of the Debt by MLP, the distribution by MLP of those funds to Holdings, and the subsequent distribution by Holdings of those funds to SemGroup.

2.08 Issuance of Certificates. MLP shall issue to Holdings a certificate or certificates, which may be held in book entry form, representing the respective number of Common Units and Subordinated Units to be issued to Holdings pursuant to Section 2.05.

2.09 Certificate Legend. The certificates evidencing the Common Units and the Subordinated Units delivered pursuant to Section 2.07 shall bear a legend substantially in the form set forth below and containing such other information as MLP may deem necessary or appropriate:

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF SEMGROUP ENERGY PARTNERS, L.P. THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF SEMGROUP ENERGY PARTNERS, L.P. UNDER THE LAWS OF THE STATE OF DELAWARE, OR (C) CAUSE SEMGROUP ENERGY PARTNERS, L.P. TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED). SEMGROUP ENERGY PARTNERS, G.P. L.L.C., THE GENERAL PARTNER OF SEMGROUP ENERGY PARTNERS, L.P., MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF SEMGROUP ENERGY PARTNERS, L.P. BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

ARTICLE 3

Further Assurances

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE 4

Miscellaneous

4.01 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

4.02 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

4.03 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

4.04 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

4.05 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oklahoma applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

4.06 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

4.07 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

4.08 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

4.09 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

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This CONTRIBUTION, CONVEYANCE, ASSIGNMENT and ASSUMPTION AGREEMENT is executed as of the Effective Date.

MLP		GP

SemGroup Energy Partners, L.P.		SemGroup Energy Partners G.P., L.L.C.
By:	SemGroup Energy Partners G.P., L.L.C.
Its:	General Partner

By:	/s/ Kevin L. Foxx	By:	/s/ Kevin L. Foxx
	Kevin L. Foxx		Kevin L. Foxx
Title:	President and Chief Operating Officer	Its:	President and Chief Operating Officer

HOLDINGS		SEMCRUDE

SemGroup Holdings, L.P.		SemCrude, L.P.
By:	SemGroup Holdings G.P., L.L.C.	By:	SemOperating G.P., L.L.C.
Its:	General Partner	Its:	General Partner

By:	/s/ Kevin L. Foxx	By:	/s/ Kevin L. Foxx
	Kevin L. Foxx		Kevin L. Foxx
Its:	President and Chief Operating Officer	Title:	Executive Vice President

SEMGROUP		OLLC

SemGroup, L.P.		SemGroup Energy Partners
By:	SemGroup G.P., L.L.C.	Operating, L.L.C.
Its:	General Partner

By:	/s/ Kevin L. Foxx	By:	/s/ Kevin L. Foxx
	Kevin L. Foxx		Kevin L. Foxx
Title:	Executive Vice President	Title:	President and Chief Operating Officer